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                                                                   Exhibit 10.1

                            ADVANCED UROSCIENCE, INC.

                             1996 STOCK OPTION PLAN


                                   SECTION 1.

                                   DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

     (d)  "Common Stock" shall mean common stock of the Company.

     (e) The "Company" shall mean Advanced UroScience, Inc., a Minnesota corporation.

     (f)  "Director" shall mean a member of the Board of Directors.

     (g) "Fair Market Value" of the Common Stock as of any applicable date shall mean: (i) if such stock is reported in the national market system or is listed upon an established exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

     (h) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (i) "Option Agreement" shall mean a written stock option agreement evidencing an option

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     granted under the Plan.

     (j) "Option Stock" shall mean Common Stock (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

     (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

     (l) The "Plan" means the Advanced UroScience, Inc. 1996 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

     (m) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of "non- qualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the adoption of the Plan by the Board. In no event shall any stock options be exercisable prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board, any stock options previously granted shall be revoked.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective upon its adoption by the Board, subject to approval by the shareholders of the Company as required in Section 2.


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                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be administered by the Committee if one is in existence or if not, by the Board. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from optionee to optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

     The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; provided, further, that a Director, other than a Director who is also an employee of the Company, shall only be eligible to receive nonqualified stock options pursuant to Section 11. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. The Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


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                                   SECTION 6.

                                      STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Five Hundred Thousand (500,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the optionee and may exercise such discretion any time prior to the termination of the option granted to the optionee or upon any exercise of the option by the optionee.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each inactive stock option granted under this Plan and each related Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the option as an incentive stock option under
     Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an optionee owns


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     stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) TERM AND EXERCISABILITY OF INCENTIVE STOCK OPTION. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) OTHER PROVISIONS. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from optionee to optionee; provided, however, that each nonqualified option granted under this Section 10 and each related Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES AND OPTION PRICE. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee grants the option.


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     (b)  TERM AND EXERCISABILITY OF NONQUALIFIED STOCK OPTION.  The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) WITHHOLDING. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the optionee all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related taxes attributable to the optionee's exercise of a nonqualified stock option. In the event the optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such federal, state and local withholding and employment-related taxes, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value, as of the date the amount of tax to be withheld is determined under applicable tax law. The optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) OTHER PROVISIONS. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11
                            as Amended June 11, 1997

                           STOCK OPTIONS FOR DIRECTORS

     (a) GRANT OF STOCK OPTIONS. All grants of stock options to Directors under this Section 11 shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each non employee Director shall receive a nonqualified stock option and each Director who is also an employee of the Company shall receive an incentive stock option, and these stock options shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (1) AUTOMATIC GRANTS. No person shall have any discretion to select the Directors that shall be eligible for stock options pursuant to this Section 11 or to determine the number of shares of Common Stock to be subject to such options, the option price per share or the date of grant.


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          (2)  ANNUAL GRANTS.  Each Director shall, on each anniversary date of such Director's most recent election to the Board, be granted a stock option to purchase Six Thousand (6,000) shares of Common Stock so long as such Director continues to serve on the Board.

     (b) OPTION PRICE. The option price per share for all nonqualified stock options granted pursuant to Section 11(a) above shall be one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the nonqualified stock option is granted. The option price for all incentive stock options granted pursuant to Section 11(a) above shall be as stated in Section 9 of this Plan.

     (c)  DURATION AND EXERCISE OF OPTIONS.

          (1) DURATION OF OPTIONS. Except as otherwise provided in this Plan, the period during which any nonqualified stock option and incentive stock option granted to Directors under this Section 11 may be exercised shall be ten (10) years and five (5) years, respectively, after the date that the option is granted.

          (2)  EXERCISABILITY OF STOCK OPTIONS.

               a. In no event shall any stock options granted to Directors be exercisable prior to the date that the Plan is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months following its adoption by the Board, any nonqualified stock options previously granted to Directors shall be revoked.

               b.   All stock options granted to Directors pursuant to this
                    Section 11 shall be immediately exercisable subject only to the provisions of Section 11(c)(2)(a).

     (d) PAYMENT OF OPTION PRICE. Upon the exercise of any stock option granted to a Director pursuant to this Section 11, the purchase price for such shares of Common Stock subject to such option shall be paid in cash or certified check, by the transfer from the Director to the Company of previously acquired shares of Common Stock, or any combination thereof.
     Any Common Stock so transferred shall be valued at its fair market value. For purposes of this Section 11(d), "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Director at the time of exercise.

     (e) COMPLIANCE WITH RULE 16b-3. All nonqualified stock options granted to Directors must comply with the applicable provisions of Rule 16b-3, or its successor, of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

     (f) TERMINATION OF STATUS AS A DIRECTOR. In the event that a Director's membership on the Board terminates, the following provisions shall apply:

          (1) If the Director's membership on the Board terminates for any reason other than the Director's death, the Director shall be entitled to exercise any stock option granted to such Director pursuant to this Section 11 which were exercisable at


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               the time of such termination until the earlier of (i) the close of business on the 30th day after such termination, and (ii) the expiration of the option as provided in Section 11(c)(1) above. To the extent that the Director does not exercise such option within the period specified in this Section 11(f)(1), all rights of the Director under such option shall be forfeited.

          (2) If the Director dies while a member of the Board, any stock option granted to such Director may be exercised by the Director's estate or any person who acquired the right to exercise any nonqualified stock option granted to such Director pursuant to this Section 11 by bequest or inheritance until the earlier of the expiration of the option as provided in
               Section 11(c)(1) above or the close of business one hundred eighty (180) days after the date of the Director's death.


                                   SECTION 12

                               TRANSFER OF OPTION

     No incentive stock option shall be transferable, in whole or in part, by the optionee other than by will or by the laws of descent and distribution and, during the optionee's lifetime, the incentive stock option may be exercised only by the optionee. If the optionee shall attempt any transfer of any incentive stock option granted under the Plan during the optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     The Board or the Committee, as the case may be, may, in its sole discretion, permit the transfer of a nonqualifed stock option to members of the optionee's immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The extent to which a nonqualified stock option is transferable shall be set forth in the Option Agreement evidencing such nonqualified stock option.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture


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(including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction) and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                               INVESTMENT PURPOSE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to the optionee, the Board or the Committee may require the optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

     An optionee (or the optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


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                                   SECTION 16.

                              AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the optionee without the consent of the optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Section 11 relating to nonqualified stock options that are granted to Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or with the Internal Revenue Code of 1986, and the regulations thereunder.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the optionee in its employ for any period.


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


                   FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

                            AVANCED UROSCIENCE, INC.
                             1996 STOCK OPTION PLAN


     THIS AGREEMENT, made effective as of this ______ day of ______________, 19___, by and between Advanced UroScience, Inc., a Minnesota corporation (the "Company"), and ____________________________________________, ("the Optionee");

                              W I T N E S S E T H:

     WHEREAS, the Optionee on the date hereof is a ______________ of the Company; and

     WHEREAS, the Company's 1996 Stock Option Plan (the "Plan") provides for the grant of a nonqualified stock option to the Optionee to purchase shares of the Company's Common Stock; and

     WHEREAS, as of the effective date of this Agreement the fair market value of the Company's Common Stock is $______ per share;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ________________________________ (________) shares of Common Stock at a per share price of $________ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 13 of the Plan. This Option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

     2.   DURATION AND EXERCISABILITY.

          a. The term during which this Option may be exercised shall terminate on ____________________________, 20____, unless terminated earlier under the provisions of Paragraphs 4(f) or 4(g) below. This Option shall be immediately and fully exercisable on the Date of Grant, and the Optionee may exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If the Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, the Optionee may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase.

          b. During the lifetime of the Optionee, the accrued Option shall be exercisable only by the Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     3.   MANNER OF EXERCISE.

          a. The Option may be exercised only by the Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Board of Directors may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement.

          b. Payment of the option price by Optionee shall be in the form of cash, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its fair market value as provided in the Plan. As soon as practicable after the effective exercise of all or any part of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Optionee at the time of exercise.

     4.   MISCELLANEOUS.

          a. RIGHTS AS SHAREHOLDER. This Agreement shall not confer on the Optionee any right with respect to the continuance of any relationship with the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate any such relationship. The Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to the Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in
Section 13 of the Plan.

          b. SECURITIES LAW COMPLIANCE. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. The Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for the Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. MERGERS, RECAPITALIZATIONS, STOCK SPLITS, ETC. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in the Optionee's rights with respect to any unexercised portion of the Option (I.E., the Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

          d. SHARES RESERVED. The Company shall at all times during the term of this Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. WITHHOLDING TAXES. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of this

Option and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.

          f. TERMINATION OF DIRECTORSHIP (OTHER THAN DEATH) OR DISABILITY. If the Optionee ceases to be a director of the Company for any reason other than because of death, this Option shall completely terminate on the earlier of (i) the close of business on the 30th day after such termination of directorship and
(ii) the expiration date of this Option stated in Paragraph 2 above. If the Optionee does not exercise the Option within the time period specified in this Paragraph 4(f), all rights of the Optionee under this Option shall be forfeited.

          g. DEATH. If the Optionee dies while serving as a nonemployee director of the Company, this Option may be exercised by the Optionee, the Optionee's estate or any person who acquired the right to exercise this Option by bequest or inheritance, as the case may be, until the earlier of (i) the close of business one hundred eighty (180) days after the date of the Optionee's death and (ii) the expiration date of this Option stated in Paragraph 2 above. If the Option is not exercised within the time specified in this Paragraph 4(g), all rights of the Optionee under this Option shall be forfeited.

          h. 1996 STOCK OPTION PLAN. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          i. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 2(b) above.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                              ADVANCED UROSCIENCE, INC.


                              By:
                                 ---------------------------
                                  Its:
                                      ----------------------



                              ------------------------------
                              Optionee

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT

                            ADVANCED UROSCIENCE, INC.
                             1996 STOCK OPTION PLAN


     THIS AGREEMENT, made effective as of this ____ day of ____________, 19____, by and between Advanced UroScience, Inc., a Minnesota corporation (the "Company"), and ____________________________________________ ("the Optionee");

                              W I T N E S S E T H:

     WHEREAS, the Optionee on the date hereof is a key employee or officer of the Company or one of its Subsidiaries; and

     WHEREAS, the Company wishes to grant an incentive stock option to the Optionee to purchase shares of the Company's Common Stock pursuant to the Company's 1996 Stock Option Plan (the "Plan"); and

     WHEREAS, the Company's Board of Directors or Stock Option Committee has authorized the grant of this incentive stock option to the Optionee;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ____________________________ __________________ (________________) shares of Common Stock at a per share price of $________ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 13 of the Plan. This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

     2.   DURATION AND EXERCISABILITY.

          a. The term during which this Option may be exercised shall terminate at the close of business on ______________, 20__, unless terminated earlier under the provisions of Paragraphs 4(f) or 4(g) below. This Option shall be exercisable as follows:

          Number of Shares                   When Exercisable
          ----------------                   ----------------





If the Optionee does not purchase in any option year the full number of shares which the Optionee is entitled to purchase that year, the Optionee may purchase in any subsequent option year such previously unpurchased shares in addition to those the Optionee is otherwise entitled to purchase. If this option has been granted prior to approval of the Plan by the Company's shareholders, this option shall not be exercisable until such approval is obtained.

          b. During the lifetime of the Optionee, the accrued Option shall be exercisable only by the Optionee or by the Optionee's guardian or other legal representative, and shall not be assignable or transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     3.   MANNER OF EXERCISE.

          a. The Option may be exercised only by the Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Board of Directors may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement.

          b. Payment of the option price by the Optionee shall be in the form of cash, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof; provided, however, that the Board or any Committee appointed by the Board to administer the Plan may, in its sole discretion, limit the form of payment to cash or certified check and may exercise its discretion any time prior to the termination of this Option or upon any exercise of this Option by the Optionee. Any stock so tendered as part of such payment shall be valued at its fair market value as provided in the Plan. As soon as practicable after the effective exercise of all or any part of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Optionee at the time of exercise.

     4.   MISCELLANEOUS.

          a. EMPLOYMENT; RIGHTS AS SHAREHOLDER. This Agreement shall not confer on the Optionee any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. The Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to the Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in
Section 13 of the Plan.

          b. SECURITIES LAW COMPLIANCE. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. The Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradeable under applicable state and federal securities laws, for the Optionee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. MERGERS, RECAPITALIZATIONS, STOCK SPLITS, ETC. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the

Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off, liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in the Optionee's rights with respect to any unexercised portion of the Option (I.E., the Optionee shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

          d. SHARES RESERVED. The Company shall at all times during the term of this Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. WITHHOLDING TAXES ON DISQUALIFYING DISPOSITION. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, the Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon such disqualifying disposition and to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to the Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. The Optionee may, subject to the approval and discretion of the Board of Directors or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock having a fair market value equal to such obligations.

          f. TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR DISABILITY OR FOR CAUSE. If the Optionee ceases to be an employee of the Company or any Subsidiary for any reason (including, without limitation, termination of employment as a result of the reorganization, sale or liquidation by the Company or the Subsidiary which employs the Optionee where the Optionee does not thereafter continue as an employee of the Company or another Subsidiary), other than because of death, disability or discharge for cause, this Option shall completely terminate on the earlier of (i) the close of business on the one-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2 above. In such period following such termination of employment, this Option shall be exercisable only to the extent it had not previously been exercised. If the Optionee does not exercise the Option within the time specified in this Paragraph 4(f), all rights of the Optionee under this Option shall be forfeited.

          g. DISABILITY. If the Optionee ceases to be an employee of the Company or any Subsidiary due to disability (as such term is defined in Section 22(e)(3), or any successor provision, of the Code), this Option shall completely terminate on the earlier of (i) the close of business on the twelve-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2 above. In such period following such termination of employment, this Option shall be exercisable only to the extent it had not previously been exercised. If the Optionee does not exercise the Option within the time specified in this Paragraph 4(g), all rights of the Optionee under this Option shall be forfeited.

          h. DEATH. If the Optionee dies (i) while in the employ of the Company or any Subsidiary; (ii) within the three-month period after the termination of employment in the case of Paragraph 4(f) above; or (iii) within the twelve-month period after the termination of employment in the case of Paragraph 4(g) above, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the Optionee's death and (ii) the expiration date of this Option stated in Paragraph 2 above. In such period following the Optionee's death, this Option may be exercised only by the person or persons to whom the Optionee's rights under this Option shall have passed by the Optionee's will or by the laws of descent and distribution and only to the extent the

Option was exercisable on the date of death but had not previously been exercised.

          i. 1996 STOCK OPTION PLAN. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          j. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 2(b) above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                              ADVANCED UROSCIENCE, INC.


                              By:
                                 ---------------------------
                                  Its:
                                      ----------------------




                              ------------------------------
                              Optionee